Note 18 - Intangible assets	12 Months Ended
Dec. 31, 2018
Intangible Assets and Goodwill Abstract
Intangible Assets Explanatory

18. Intangible assets

18.1 Goodwill

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, according to the cash-generating units (CGUs), is as follows:

Goodwill. Breakdown by CGU and Changes of the year (Millions of euros)
	The United States	Turkey	Mexico	Colombia	Chile	Other	Total

Balance as of December 31, 2015	5,328	727	602	176	62	20	6,915
Additions	-	-	-	-	-	8	8
Exchange difference	175	(101)	(79)	14	6	-	15
Other	-	(1)	-	-	-	-	(1)
Balance as of December 31, 2016	5,503	624	523	191	68	28	6,937
Additions	-	-	24	-	-	-	24
Exchange difference	(666)	(115)	(44)	(22)	(3)	(1)	(851)
Impairment	-	-	-	-	-	(4)	(4)
Other	-	-	(10)	-	(33)	-	(43)
Balance as of December 31, 2017	4,837	509	493	168	32	23	6,062
Exchange difference	229	(127)	26	(7)	(3)	-	118
Balance as of December 31, 2018	5,066	382	519	161	29	23	6,180

In 2018, 2017 and 2016, there were no significant business combinations.

Impairment Test

As mentioned in Note 2.2.8 of the consolidated financial statements for the year 2018, the cash-generating units (CGUs) to which goodwill has been allocated are periodically tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually and whenever there is any indication of impairment.

Both the CGU’s fair values and the fair values assigned to its assets and liabilities had been based on the estimates and assumptions that the Group’s Management has deemed most likely given the circumstances. However, some changes to the valuation assumptions used could result in differences in the impairment test result.

Three key assumptions are used when calculating the impairment test. These hypothesis are the ones to which the amount of the recoverable value is most sensitive:

  The forecast cash flows estimated by the Group's management, and based on the latest available budgets for the next 5 years.
  The constant sustainable growth rate for extrapolating cash flows, starting in the fifth year (2023), beyond the period covered by the budgets or forecasts.
  The discount rate on future cash flows, which coincides with the cost of capital assigned to each CGU, and which consists of a risk-free rate plus a premium that reflects the inherent risk of each of the businesses evaluated.

The focus used by the Group's management to determine the values of the hypotheses is based both on its projections and past experience. These values are uniform and use external sources of information. At the same time, the valuations of the most significant goodwill have in general been reviewed by independent experts (not the Group's external auditors) who apply different valuation methods according to each type of asset and liability. The valuation methods used are: The method for calculating the discounted value of future cash flows, the market transaction method and the cost method.

As of December 31, 2018, 2017 and 2016, no indicators of impairment have been identified in any of the main CGUs.

Goodwill - United States CGU

The Group’s most significant goodwill corresponds to the CGU in the United States, the main significant hypotheses used in the impairment test of this mentioned CGU are:

Impairment test hypotheses CGU Goodwill in the United States
	2018	2017	2016
Discount rate	10.5%	10.0%	10.0%
Sustainable growth rate	4.0%	4.0%	4.0%

Given the potential growth of the sector, in accordance with paragraph 33 of IAS 36, as of December 31, 2018, 2017 and 2016 the Group used a steady growth rate of 4.0% based on the real GDP growth rate of the United States and expected inflation. This 4.0% rate is less than the historical average of the past 30 years of the nominal GDP rate of the United States and lower than the real GDP growth forecasted by the IMF.

The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the sustainable growth rate. Below is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions:

Sensitivity analysis for main hypotheses - USA (Millions of euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(1,009)	1,176
Sustainable growth rate	526	(451)

(*) Based on historical changes, the use of 50 basis points to calculate the sensitivity analysis would be a reasonable variation with respect to the observed variations over the last five years.

Another assumption used, and with a high impact on the impairment test, is the budgets of the CGU and specifically the effect that changes in interest rates have on cash flows.

Goodwill - Turkey CGU

The Group’s most significant goodwill corresponds to the CGU in the Turkey, the main significant hypotheses used in the impairment test of this mentioned CGU are:

Impairment test assumptions CGU Goodwill in Turkey
	2018	2017	2016
Discount rate	24.3%	18.0%	17.7%
Sustainable growth rate	7.0%	7.0%	7.0%

Given the potential growth of the sector, in accordance with paragraph 33 of IAS 36, as of December 31, 2018, 2017 and 2016 the Group used a steady growth rate of 7.0% based on the real GDP growth rate of Turkey and expected inflation.

The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the sustainable growth rate. Below is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions:

Sensitivity analysis for main assumptions - Turkey (Millions of euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(149)	158
Sustainable growth rate	40	(37)

(*) Based on historical changes, the use of 50 basis points to calculate the sensitivity analysis would be a reasonable variation with respect to the observed variations over the last five years.

Goodwill in business combinations

There were no significant business combinations during 2018, 2017 and 2016.

18.2 Other intangible assets

The breakdown of the balance and changes of this heading in the accompanying consolidated balance sheets, according to the nature of the related items, is as follows:

Other intangible assets (Millions of euros)
	2018	2017	2016
Computer software acquisition expenses	1,605	1,682	1,877
Other intangible assets with an infinite useful life	11	12	12
Other intangible assets with a definite useful life	518	708	960
Total	2,134	2,402	2,849

The changes of this heading in December 31, 2018, 2017 and 2016, are as follows:

Other Intangible Assets (Millions of euros)
	Notes	2018	2017	2016
Balance at the beginning		2,402	2,849	3,137
Additions		552	564	645
Amortization in the year	45	(614)	(694)	(735)
Exchange differences and other		(123)	(305)	(196)
Impairment		(83)	(12)	(3)
Balance at the end		2,134	2,402	2,849

As of December 31, 2018, 2017and 2016, the cost of fully amortized intangible assets that remained in use were €1,604 million, €1,380 million and €1,501 million respectively, while their recoverable value was not significant.